UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 7, 2011

INTERNATIONAL LEASE FINANCE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

CALIFORNIA	1-31616	22-3059110
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

10250 Constellation Boulevard, Suite 3400
Los Angeles, California	90067
(Address of Principal Executive Offices)	(Zip Code)

(310) 788-1999

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

On October 7, 2011, International Lease Finance Corporation, a California corporation (“ILFC”), issued a press release announcing the completion of the previously announced acquisition of AeroTurbine, Inc., a Delaware corporation (“AeroTurbine”). A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01   Other Events

On October 7, 2011, ILFC completed the previously announced acquisition of AeroTurbine.

Item 9.01   Financial Statements and Exhibits

The following exhibit is included with this report and is being furnished solely for purposes of Item 7.01 of this Form 8-K:

(d) Exhibits.

Exhibit No.	Description

99.1	Press release dated October 7, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION

/s/ Elias Habayeb
	By:	Elias Habayeb
Senior Vice President & Chief Financial Officer

DATED: October 7, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated October 7, 2011